                                                               EXHIBIT 10.16.19

                               SEVENTH AMENDMENT
                   TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND SECOND AMENDMENT TO
                    AMENDED AND RESTATED SECURITY AGREEMENT


     THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT, dated as of July 25, 1996, is made by and among HARRY'S FARMERS MARKET, INC., a Georgia corporation (the "Company"), NATIONSBANK, N.A. (SOUTH)(f/k/a NationsBank of Georgia, National Association) and CREDITANSTALT-BANKVEREIN, New York Branch, a banking company organized under the laws of Austria, (collectively the "Lenders") and NATIONSBANK, N.A. (SOUTH) (f/k/a NationsBank of Georgia, National Association), as Agent (the "Agent").

     The Lenders, the Agent and the Company entered into the Amended and Restated Credit Agreement dated as of December 30, 1994 (as amended, the "Credit Agreement") pursuant to which the Lenders provided certain credit facilities to the Company.

     The Company will be entering into a certain Letter of Credit and Reimbursement Agreement dated as of the date hereof (the "Reimbursement Agreement") by and between the Company and NationsBank, pursuant to which NationsBank will issue certain international documentary letters of credit to the Company in an aggregate amount not to exceed $100,000.

     The parties now desire to amend the Credit Agreement to (a) provide for the issuance of the letters of credit pursuant to the Reimbursement Agreement;
(b) amend certain negative covenants and (c) amend the form of Compliance Certificate required to be delivered by the Company pursuant to the terms of the Credit Agreement.

     In consideration of the agreements contained herein, the parties hereto agree as follows:

     Section 1.   Amendment of Credit Agreement.
                  -----------------------------

     (a) The Credit Agreement is hereby amended by deleting the definition of "Wal-Mart Store" in Section 1.1 in its entirety.

     (b) The Credit Agreement is hereby further amended by inserting in the proper alphabetic order in Section 1.1 thereof, the following definitions:

          "'Additional Letters of Credit' means those letters of credit issued
            -----------------------------
     from time to time by NationsBank for the account of the Company pursuant to the terms of the Reimbursement Agreement.

                                     -I-1-

          'Reimbursement Agreement' means that certain Letter of Credit and
           ------------------------
     Reimbursement Agreement dated as of July 25, 1996 by and between the Company and NationsBank, as the same may be amended from time to time in accordance with its terms."

     (c) The Credit Agreement is hereby further amended by deleting the definition of "Credit Documents" from Section 1.1 and inserting in lieu thereof the following:

          "Credit Documents" shall mean, collectively, this Agreement, the
           ----------------
     Notes, the Warrant Agreement, the Warrants, the Reimbursement Agreement and the Security Documents."

     (d) The Credit Agreement is hereby further amended by deleting the proviso in the first sentence of Section 2.1 and inserting in lieu thereof the following:

     "provided, however, that in no event shall the sum of the aggregate principal amount of all Revolving Credit Loans plus the stated amount of all outstanding Additional Letters of Credit exceed the aggregate amount of the Available Revolving Credit Commitment as in effect from time to time."


     (e) The Credit Agreement is hereby further amended by deleting the definition of "Available Revolving Credit Commitment" from Section 2.1 and inserting in lieu thereof the following:

          "'Available Revolving Credit Commitment' shall mean, on any date of
            -------------------------------------
     determination thereof, the aggregate Revolving Credit Commitments in effect on such date minus (i) the aggregate outstanding principal amount of
                  -----
     Revolving Credit Loans on such date; (ii) the undrawn stated amount of the Letter of Credit; (iii) the undrawn stated amount of all Additional Letters of Credit; and (iv) $100,000 to be available for any Payroll Deficit."

     (f)  The Credit Agreement is hereby further amended by deleting subsections
(b) and (c) from Section 2.16 and substituting in lieu thereof, the following:

          (b) Subject to compliance with Section 8.6 hereof, the Company may use the proceeds of Revolving Credit Loans in an aggregate amount not to exceed $500,000 for the following expenses incurred in connection with the opening of a Hurry Store (i) Capital Expenditures; (ii) expenses incurred in connection with providing the initial inventory (net of payables incurred in connection with the acquisition of such inventory) necessary to fully stock a new Hurry Store and (iii) Pre-opening Expenses, subject to the conditions of Section 5.4."

                                     -I-2-

     (g) The Credit Agreement is hereby further amended by adding the following at the end of the first paragraph of Section 2.9:

     "For purposes of calculating this fee, until such time as each Lender has purchased its portion of outstanding Additional Letters of Credit pursuant to Section 3.9 hereof, the stated and undrawn portion of all outstanding Additional Letters of Credit shall be considered amounts outstanding under the Revolving Credit Commitment of NationsBank in its capacity as a Lender hereunder and shall not be considered as amounts outstanding under the Revolving Credit Commitment of any other Lender."

     (h)  The Credit Agreement is hereby further amended by adding the following
Section 3.9:

     "3.9  PRO RATA TREATMENT OF ADDITIONAL LETTERS OF CREDIT

          Upon the occurrence of an Event of Default:

          (a) notwithstanding anything to the contrary contained herein, each Lender shall automatically (and without the necessity of any action on the part of the Agent or any of the Lenders) be deemed to purchase a portion of the undrawn stated amount of all Additional Letters of Credit then outstanding in an amount equal to its pro rata portion of the Commitments; and

          (b) any and all advances made pursuant to drafts presented pursuant to the Additional Letters of Credit outstanding and unpaid at the time of such Default or Event of Default (and without the necessity of any action on the part of the Agent or any of the Lenders) shall be converted into Revolving Loans, which Revolving Loans shall be Base Rate Loans."

     (i)  The Credit Agreement is hereby further amended by deleting subsections
(b)(iii) and (b)(iv) from Section 5.3.

     (j)  The Credit Agreement is hereby further amended by deleting subsections
(b) and (c) of Section 8.6 and substituting in lieu thereof, the following:

          "(b)  Other Capex.  The Company may not incur any Capital Expenditures
                -----------
     other than as provided in paragraph (a) above without the prior written consent of the Required Lenders, except that the Company may incur Capital Expenditures for fixtures, signage and refrigeration equipment to be used in connection with consignment sales of the Company's products ("Consignment Capital Expenditures") by third-party retail operations ("Consignors"); provided, however, that the Company may incur Consignment Capital Expenditures at no more than 15 individual

                                     -I-3-

     Consignor locations in an amount not to exceed $10,000 in the aggregate per location.

     (c) Further Limitations on Incurrence of Certain Capex.  Neither the
         ---------------------------------------------------
     Company nor any of its Subsidiaries shall make any Capital Expenditure without first complying with Section 7.11. hereof."

     (k) The Credit Agreement is hereby further amended by deleting Exhibit J in its entirety and inserting in lieu thereof the Form of Compliance Certificate as it appears on Schedule I attached hereto.

     Section 2.  Amendment to Security Agreement.
                 -------------------------------

     (a) The Security Agreement is hereby amended by deleting the definition of "Obligations" in Section 18 and inserting in lieu thereof the following:

          "'Obligations' means (i) all loans, advances, debts, liabilities,
            -----------
     covenants, agreements, guarantees, duties and other obligations of the Debtor owing to the Agent and the Lenders pursuant to the Credit Agreement and the other Credit Documents, together with the reimbursement obligations under the Letter of Credit and all obligations under the Warrants and the Warrant Agreement; (ii) all obligations of the Debtor owing to NationsBank resulting from a Payroll Deficit in an aggregate amount not to exceed $100,000; (iii) all obligations of the Debtor owing to NationsBank arising under the Reimbursement Agreement; and (iv) all renewals, modifications, extensions and supplements to any of the foregoing."

     (b) The Security Agreement is hereby further amended by inserting in the proper alphabetic order in Section 18, the definition of "Reimbursement Agreement" as defined in Section 1(b) hereof.

     Section 3.  Reaffirmation.  The Company hereby reaffirms all
                 -------------
representations and warranties made by the Company to the Lenders and the Agent in the Credit Agreement and the Security Agreement on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

     Section 4.  References to the Credit Agreement and the Other Credit
                 -------------------------------------------------------
Documents.  Each reference to the Credit Agreement and any of the Credit
---------
Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment, and as each may from time to time be further amended, supplemented, restated or otherwise modified in the future by one or more other written amendments or supplemental or modification agreements entered into pursuant to the applicable provisions of the Credit Agreement.

                                     -I-4-

     Section 5.  References to the Security Agreement and the Other Credit
                 ---------------------------------------------------------
Documents.  Each reference to the Security Agreement and any of the Credit
---------
Documents shall be deemed to be a reference to the Security Agreement as amended by this Amendment, and as each may from time to time be further amended, supplemented, restated or otherwise modified in the future by one or more other written amendments or supplemental or modification agreements entered into pursuant to the applicable provisions of the Credit Documents.

     Section 6.  Condition Precedent.  It is a condition precedent to the
                 -------------------
effectiveness of this Amendment that the Agent receive a fully-executed copy of the Reimbursement Agreement, substantially in the form of Exhibit A hereto.

     Section 7.  Benefits.  This Amendment shall be binding upon and shall
                 --------
insure to the benefit of the parties hereto and their respective successors and assigns.

     Section 8.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                 -------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     Section 9.  Effect.  Except as expressly herein amended, the terms and
                 ------
conditions of the Credit Agreement and the other Credit Documents shall remain in full force and effect.

     Section 10.  Counterparts.  This Amendment may be executed in any number of
                  ------------
counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

     Section 11.  Definitions.  All terms defined in the Credit Agreement which
                  -----------
are used herein shall have the meanings defined in the Credit Agreement, unless specifically defined otherwise herein.

                      [Signatures begin on following page]

                                     -I-5-

     IN WITNESS WHEREOF, the parties hereto have set forth their hands in one or more counterparts as of the 25th day of July, 1996.

                         HARRY'S FARMERS MARKET, INC.

                         By:_____________________________________
                              Authorized Officer

                         Attest:_________________________________

                              Name:______________________________

                              Title:_____________________________

                         [CORPORATE SEAL]



                         NATIONSBANK, N.A. (SOUTH), as a Lender and as Agent

                         By:_____________________________________

                              Name:______________________________

                              Title:_____________________________


                         CREDITANSTALT-BANKVEREIN, New York Branch, as a Lender

                         By:_____________________________________

                              Name:______________________________

                              Title:_____________________________


                         By:_____________________________________

                              Name:______________________________

                              Title:_____________________________

                    [Signatures continued on following page]

                                     -I-6-

                  ACKNOWLEDGMENT AND CONSENT OF THE GUARANTORS

     Each of Marthasville Trading Company and Karalea, Inc. (collectively, the "Guarantors") hereby consents to the foregoing execution and delivery of this Seventh Amendment to Amended and Restated Credit Agreement and Second Amendment to Amended and Restated Security Agreement (the "Agreement"), and to the performance by the Company and to its agreements and obligations thereunder and all agreements and documents entered into in connection therewith. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement. Each of the Guarantors further affirms that neither the Agreement nor the performance of the Credit Agreement and the other Credit Documents as has been amended to date shall limit, restrict extinguish or otherwise impair its liability to the Agent or the Lenders pursuant to its respective Guaranty, whether such obligations are now existing or hereafter arise. Each Guarantor acknowledges that all of the terms and conditions contained in such Guarantor's respective Guaranty shall continue in full force and effect.

     Dated as of the 25th day of July, 1996.

                              MARTHASVILLE TRADING COMPANY


                              By:________________________________

                                 Title:__________________________


                              KARALEA, INC.


                              By:________________________________

                                 Title:__________________________

                                     -I-7-

                                   SCHEDULE I

                         FORM OF COMPLIANCE CERTIFICATE


     This certificate is furnished pursuant to Section 7.1(e)(ii) of that certain Amended and Restated Credit Agreement dated as of December 30, 1994 (as amended from time to time in accordance with its terms, the "Credit Agreement") by and among Harry's Farmers Market, Inc. (the "Company"), the lenders named therein (the "Lenders") and NationsBank, N.A. (South), formerly known as NationsBank of Georgia, National Association, as agent (the "Agent"). This certificate is made with respect to the Company's fiscal quarter ended _______, 19__ (the "Fiscal Quarter"). All capitalized terms used herein and not defined herein have the respective meanings specified in the Credit Agreement.

     The undersigned, being the chief financial officer of the Company, hereby certifies to the Agent and the Lenders that on the date hereof:

     I. SET FORTH BELOW ARE THE COMPUTATIONS NECESSARY TO DETERMINE THAT THE COMPANY IS IN COMPLIANCE WITH SECTION 2.15 OF THE CREDIT AGREEMENT:

     A.   SECTION 2.15(A) SALE OF BRENTWOOD TENNESSEE PROPERTY.  Complete the
          ----------------------------------------------------
following as applicable:

     (1) The Disposition of the Brentwood Tennessee Property took place on ______________ (the "Disposition Date").

     (2) The gross proceeds of such Disposition were $_____, and the Net Available Proceeds therefrom less reasonable expenses for site preparation, zoning and environmental impact fees were $_____.

     (3) The greater of (x) 100% of the Net Available Proceeds described in paragraph (2) above or (y) $4,300,000 were applied to prepayment of the Loans on
__________________.

     B.   SECTION 2.15 (B) CASUALTY EVENTS.  Complete the following as
          --------------------------------
appropriate:

     (1) During the Fiscal Quarter, there have been ___ Casualty Event[s] which resulted in gross proceeds of $_____.

     (2) Of the foregoing, Net Available Proceeds were $_____.

     (3) Of the foregoing Net Available Proceeds, $_____ were derived from events in which the gross proceeds were less than $25,000, the Net Available Proceeds of

                                     -I-8-
which were applied toward replacement, restoration or repair of the damaged property within 90 days after the occurrence of such Casualty Event.

     (4) After deducting the amount of Net Available Proceeds referred to in (3) above from the total Net Available Proceeds referred to in (2) above, the remaining Net Available Proceeds in the amount of $___________ were used to prepay the Loans and reduce the Commitments on ________, 19__.

   C. SECTION 2.15(C) SALE OF ASSETS.  Complete the following as appropriate:
      ------------------------------

   (1) Other than a Disposition of obsolete assets which results in Net Available Proceeds in an amount less than $25,000 (in any single transaction but in no event more than $500,000 in the aggregate prior to the Maturity Date) that are applied toward the purchase of replacement assets within 90 days after such Disposition, during the Fiscal Quarter, the following Dispositions of obsolete assets were made:


DESCRIPTION AND DATE OF TRANSACTION    GROSS PROCEEDS RECEIVED
A)
B)
C)
TOTAL

          (2) Of the foregoing, Net Available Proceeds were $_____.

          (3) The Net Available Proceeds in the amount of $__________ were used to prepay the Loans and reduce the Commitments promptly (and in any event within five Business Days) following the receipt by the Company or any Subsidiary of Net Available Proceeds in respect of any Disposition listed in (1) above promptly (and in any event within five Business Days) following the receipt by the Company or any Subsidiary of such Net Available Proceeds in respect of any such Disposition as follows:


DATE RECEIVED AND AMOUNT OF NET           DATE AND AMOUNT OF PREPAYMENT
AVAILABLE PROCEEDS
A)
B)
C)
D)  TOTAL

     D.   SECTION 2.15(D) INCURRENCE OF INDEBTEDNESS.  During the Fiscal
          ------------------------------------------
Quarter, the Company or its Subsidiaries incurred Indebtedness for borrowed money (other than Indebtedness permitted by Section 8.3 of the Credit Agreement) as follows:

                                     -I-9-


DESCRIPTION AND DATE OF          NET AVAILABLE PROCEEDS OF INDEBTEDNESS INCURRED
INCURRENCE
A)
B)
C)

and prepayments of the Loans and reductions of the Commitments were made on the dates set forth in the foregoing table and in the amounts of the Net Available Proceeds set opposite such dates.

     II   SET FORTH BELOW ARE THE COMPUTATIONS NECESSARY TO DETERMINE THAT THE
COMPANY IS IN COMPLIANCE WITH THE SECTIONS CONTAINED IN ARTICLE 9 OF THE CREDIT
AGREEMENT:

     A.   SECTION 9.1 INDEBTEDNESS TO TANGIBLE NET WORTH RATIO.  The following
          ----------------------------------------------------
amounts shall be determined for the period of four fiscal quarters ended as of the end of the Fiscal Quarter.


     (1)    Company's consolidated total assets               $________________

     (2)    Company's consolidated total liabilities          $________________

     (3)    Intangible items (as per definition of
            Tangible Net Worth)                               $________________

     (4)    Tangible Net Worth of the Company                 $________________
            ((1) minus (2) minus (3))

     (5)    Indebtedness for borrowed money                   $________________

     (6)    Obligations to pay deferred purchase price        $________________
            of property or services (other than trade
            accounts payable not for borrowed money
            which are paid within 60 days)

     (7)    Indebtedness of others secured by a Lien          $________________
            on the Company or its Subsidiaries

     (8)    Reimbursement obligations in respect              $________________
            of letters of credit

     (9)    Capital Lease Obligations                         $________________

     (10)   Guarantees of the Indebtedness of others          $________________

                                     -I-10-


     (11)   Obligations pursuant to Interest Rate             $________________
            Protection Agreements

     (12)   Indebtedness of the Company                       $________________
            (the sum of  items (5) through (11))

     (13)   Indebtedness to Tangible Net Worth Ratio          ________________
            ((12) divided by (4))

     (14)   Required Indebtedness to Tangible Net             _________________
            Worth Ratio pursuant to Section 9.1

     B.     SECTION 9.2 INDEBTEDNESS TO EBITDA RATIO.  The following amounts
            ----------------------------------------
shall be determined for the period of four fiscal quarters ended as of the end of the Fiscal Quarter.


     (1)    Net income (loss) of the Company and its          $_________________
            Consolidated Subsidiaries

     (2)    Interest Expense of the Company and its           $_________________
            Consolidated Subsidiaries

     (3)    Income taxes                                      $_________________

     (4)    Depreciation and amortization expense             $_________________

     (5)    Extraordinary gain (loss)                         $_________________

     (6)    EBITDA (the sum of items (1) through              $_________________
            (4) minus (5))

     (7)    Indebtedness (item A(12) above)                   $_________________

     (8)    Indebtedness to EBITDA Ratio                      __________________
            ((7) divided by (6))

     (9)    Required Indebtedness to EBITDA Ratio             __________________
            pursuant to Section 9.2

     C.     SECTION 9.3 FIXED CHARGE COVERAGE RATIO.  The following amounts
            ---------------------------------------
shall be determined for the period of four fiscal quarters ended as of the end of the Fiscal Quarter (one quarter in the case of the fourth quarter of the 1995 fiscal year).


     (1)    EBITDA (B(6) above)                               $________________

                                     -I-11-


     (2)    Rental Expense with respect to                    $_________________
            Operating Lease Obligations

     (3)    EBITDAR ((1) plus (2))                            $_________________

     (4)    Scheduled payments of principal of
            Indebtedness                                      $_________________

     (5)    Interest Expense (less non-cash portion)          $_________________

     (6)    Rental Expense                                    $_________________

     (7)    Restricted Payments                               $_________________

     (8)    Restricted Purchases                              $_________________

     (9)    Fixed Charges (the sum of                         $_________________
            items (4)-(8))

     (10)   Fixed Charge Coverage Ratio                        _________________
            ((3) divided by (9))

     (11)   Required Fixed Charge Coverage Ratio               _________________
            pursuant to Section 9.3

     D.     SECTION 9.4 MAINTENANCE OF TANGIBLE NET WORTH.  The following
            ---------------------------------------------
amounts shall be determined as of the end of the Fiscal Quarter for the periods indicated.


     (1)    Tangible Net Worth (item A(4) above)              $_________________

     (2)    Net Available Proceeds of any Equity              $_________________
            Issuance (cumulative from Closing)

     (3)    Company's consolidated net income                 $_________________
            (without regard to any net loss)

     (4)    80% of (3)                                        $_________________

     (5)    Target Tangible Net Worth
            ($24,750,000 plus (2) plus (4))                   $_________________

     (6)    The amount by which the Tangible Net
            Worth exceeds (is less than) Target Tangible
            Net Worth                                         $_________________

                                     -I-12-

     III SET FORTH BELOW ARE THE COMPUTATIONS NECESSARY TO DETERMINE THAT THE COMPANY IS IN COMPLIANCE WITH CERTAIN SECTIONS OF ARTICLE 8 OF THE CREDIT
AGREEMENT:

     A.   SECTION 8.3 INDEBTEDNESS.
          ------------------------

     (1) During the Fiscal Quarter, except for Indebtedness permitted pursuant to Section 8.3(i), (ii) and (vi),the Company and/or its Subsidiaries created, incurred, or suffered to exist the Indebtedness listed below by amount, date and type:


          TYPE OF INDEBTEDNESS            DATE INCURRED  AMOUNT INCURRED  AMOUNT OUTSTANDING
A) Indebtedness under Interest Rate
   Protection Agreements

B) Indebtedness incurred in connection
   with Capital Expenditures permitted
   pursuant to Section 8.6 of the
   Credit Agreement (discussed below)

C) Any renewal or refinancing of
   (a)-(b) above or any Indebtedness
   existing on the Closing Date

     (2) There was no other Indebtedness incurred other than  referred to in
(1).

     (3) The purchase price of the assets acquired pursuant to (b) above as of the date such Indebtedness was incurred was $__________, and the amount of Indebtedness incurred was ___% of such purchase price.

     (4) The aggregate amount of Indebtedness outstanding pursuant to (b) above is $____________, which is less than $5,000,000.

     (5) Any Indebtedness incurred pursuant to (c) above did not increase the principal amount of such Indebtedness or shorten the maturity or average maturity (if an installment obligation) of such Indebtedness.

     B.   SECTION 8.4 INVESTMENTS.
          -----------------------

     Neither the Company nor any of its Subsidiaries have made or have permitted to remain outstanding any Investment except Permitted Investments. Neither the Company nor its Subsidiaries own any capital stock of any Subsidiary other than Permitted Subsidiaries.

                                     -I-13-

     C.   SECTION 8.5 RESTRICTED PAYMENTS AND RESTRICTED PURCHASES.
          --------------------------------------------------------

     During the Fiscal Quarter, the Company and its Subsidiaries made no (a) distribution, dividend or any other payment on account of any capital stock or other equity security of the Company or any of its Subsidiaries, other than dividends or other distributions to the Company by any of its Subsidiaries (or in the case in an indirect Subsidiary of the Company, to its parent that is also a Subsidiary of the Company), (b) prepayment, redemption, or sinking fund in respect of Indebtedness of the Company or any of its Subsidiaries, other than Indebtedness arising under the Credit Agreement, or (c) payment on account of the purchase, redemption or other acquisition or retirement for value (other than in accordance with scheduled payments of principal) of (x) any shares of capital stock or other equity securities of the Company or (y) any Indebtedness of the Company or any of its Subsidiaries other than Indebtedness arising under the Credit Agreement other than the following:


 DESCRIPTION OF PAYMENT      AMOUNT OF PAYMENT OR      DATE PAID OR PURCHASED
 OR PURCHASE                 PURCHASE
A)
B)
C)

     D.   SECTION 8.6(A) MAINTENANCE CAPITAL EXPENDITURES.
          -----------------------------------------------

     During the Fiscal Quarter the amount of Capital Expenditures incurred in connection with the maintenance of the properties of the Company and its Subsidiaries is $_____.

     E.   SECTION 8.6(B) OTHER CAPITAL EXPENDITURES.
          -----------------------------------------

     (1) Set forth below are all of the Consignment Capital Expenditures incurred by the Company to date, together with the locations associated with such Capital Expenditures, the date such Capital Expenditures were incurred and the Consignor associated with such Capital Expenditures:

                                           TOTAL CAPITAL       DATE(S) CAPITAL
                                         EXPENDITURES FOR       EXPENDITURES
         LOCATION            CONSIGNOR       LOCATION             INCURRED
         --------            ---------  -------------------  -------------------
A)
B)
C)

     (2) The aggregate amount of Capital Expenditures incurred by the Company other than for the maintenance of the properties of the Company and its Subsidiaries as

                                     -I-14-
permitted by Section 8.6(a) and other than set forth in paragraph (1) above, are set forth below, together with the date of the consent of the Required Lenders for each such Capital Expenditure.


                           CAPITAL EXPENDITURES           DATE OF CONSENT OF
                           INCURRED                       REQUIRED LENDERS
A)


     F.   SECTION 8.8 ISSUANCE OF SECURITIES.
          ----------------------------------

     (1) The Company has not issued options to purchase more than 475,000 shares of its Class A Common Stock pursuant to the Company's 1993 Management Incentive Plan.

     (2) The Company has not issued more than 300,000 shares of its Class A Common Stock to employees pursuant to its 1996 Employee Stock Purchase Plan.

     (3) The Company has not issued more than 200,000 shares of its Class A Common Stock to its outside directors pursuant to its 1996 Directors Stock Option Plan.

     (4) During the Fiscal Quarter, there were no Equity Issuances other than those permitted by Section 8.8.

     (5) During the Fiscal Quarter, the consideration for all Issuances of securities other than Redeemable Stock was in cash.

     IV. SET FORTH BELOW IS A LIST OF ALL LIENS WHICH SECURE INDEBTEDNESS IN EXCESS OF $100,000.

     SECURED PARTY     AMOUNT OF INDEBTEDNESS       NATURE OF LIEN
A)
B)
C)

     IN WITNESS WHEREOF, this Certificate is duly executed and delivered this __ day of ________, 199__.


                         -----------------------------
                         Chief Financial Officer
                         Harry's Farmers Markets, Inc.

                                     -I-15-

===============================================================================

                                   EXHIBIT A



                                    FORM OF
                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT


                                    between


                          HARRY'S FARMERS MARKET, INC.

                                      and


                           NATIONSBANK, N.A. (SOUTH)

                           Dated as of July 25, 1996

===============================================================================

                                     -I-16-

     LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT dated as of July 25, 1996, by and between HARRY'S FARMERS MARKET, INC., a Georgia corporation (the "Account Party"), and NATIONSBANK, N.A. (SOUTH) (the "Issuer").

     WHEREAS, the Account Party desires that certain documentary letters of credit be issued for its account and the Issuer desires to issue such letters of credit on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises, in order to induce the Issuer to issue such letter of credit and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

                            ARTICLE 1.  DEFINITIONS.
Section 1.1.  Definitions.
              -----------
     (a) For the purposes of this Agreement, the following terms have the following meanings:

     "this Agreement" means this Letter of Credit and Reimbursement Agreement.
      --------------

     "Beneficiary" means a third person or entity who makes a Drawing under a
      -----------
Letter of Credit or to whom payment is to be made under a Letter of Credit, including all transferees and assignees of the original stated beneficiary.

     "Cash Collateral" shall mean lawful currency of the United States in
      ---------------
immediately available funds that is pledged by the Account Party to the Issuer pursuant hereto, together with all interest, dividends and products and proceeds thereof (and including all CD's purchased with any Cash Collateral).

     "Closing Date" means July 25, 1996.
      ------------

     "Commitment Amount" shall mean $100,000.
      -----------------

     "Credit Agreement" shall mean that certain Amended and Restated Credit
      ----------------
Agreement dated as of December 30, 1994 by and among the Account Party, NationsBank, N.A. (South), formerly known as NationsBank of Georgia, National Association and Creditanstalt-Bankverein as Lenders and NationsBank, N.A. (South), formerly known as NationsBank of Georgia, National Association, as Agent, as amended from time to time in accordance with its terms.

     "Drawing" shall mean a drawing by a Beneficiary under a Letter of Credit.
      -------

     "Letter of Credit" shall mean a documentary letter of credit issued by the
      ----------------
Issuer for the account of the Account Party pursuant to this Agreement.

                                     -I-17-

     "Stated Amount" shall mean the maximum amount available to be drawn by a
      -------------
Beneficiary under a Letter of Credit from time to time.

     "Stated Expiration Date" means the date set forth as such on the first page
      ----------------------
of the Letter of Credit

     (b) Capitalized terms used herein and not defined herein are used with the respective meanings given such terms in the Credit Agreement.

Section 1.2.  General.
              -------

     Unless otherwise indicated, all accounting terms, ratios and measurements shall be interpreted or determined in accordance with generally accepted accounting principles. All terms defined in the UCC and not otherwise defined herein are used herein as defined in the UCC. References in this Agreement to "Sections", "Articles", "Exhibits" and "Schedules" are to sections, articles, exhibits and schedules herein and hereto unless otherwise indicated. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Unless otherwise indicated, all references to time are references to Eastern Time.

             ARTICLE 2.  AMOUNT AND TERMS OF THE LETTERS OF CREDIT

Section 2.1.  Issuance of the Letter of Credit.
              --------------------------------

     (a) Issuer Agrees to Issue.  Subject to the terms and conditions of this
         ----------------------
Agreement, for the period from and including the date hereof to the Maturity Date under and as defined by the Credit Agreement, the Issuer agrees to issue and amend for the account of the Account Party one or more Letters of Credit in favor of a Beneficiary up to a maximum aggregate Stated Amount at any one time outstanding equal to the Commitment Amount.

     (b) Terms of Letters of Credit.  The amount, terms, conditions, form and
         --------------------------
substance of each Letter of Credit issued hereunder shall be satisfactory to each of the Issuer, the Account Party and the Beneficiary thereof. The original expiration date of each Letter of Credit shall be not later than 90 days from the date thereof; provided, however, in no event shall the expiration date of any Letter of Credit be later than the Maturity Date.

     (c) Notice Required.  The Account Party shall give the Issuer written
         ---------------
notice (or telephonic notice subsequently confirmed in writing) at least three business days prior to the requested date of issuance of a Letter of Credit. Further, the Account Party shall also execute and deliver such customary letter of credit application forms as requested from time to time by the Issuer. At the request of the Account Party, the Issuer shall deliver a copy of any Letter of Credit issued (or a copy of any Letter of Credit proposed to be issued) hereunder.

     (d) Purpose of Letters of Credit.  The Letters of Credit to be issued
         ----------------------------
hereunder shall be for international documentary purposes only.

                                     -I-18-

Section 2.2.  Reimbursement Obligation.
              ------------------------
     (a) Notification, etc.  The Issuer shall promptly notify the Account Party
         ------------------
of any Drawing under any Letter of Credit. The Account Party agrees to reimburse the Issuer for each Drawing under a Letter of Credit in an amount equal to the amount paid by the Issuer with respect to such Drawing not later than 2:00 p.m. Eastern Time on the date of such payment by the Issuer.

     (b) Interest Rate.  If any Drawing is not reimbursed on or before 2:00 p.m.
         -------------
Eastern Time on the date such Drawing is honored by the Issuer (whether by direct payment by the Account Party or application of any Cash Collateral pursuant to Section 5.4 hereof), interest shall accrue on the amount required to be paid by the Account Party as set forth in paragraph (a) above at a rate per annum equal to the sum of the Base Rate plus the Applicable Margin then in effect under the Credit Agreement.

     (c) Payments.  All payments to be made by the Account Party hereunder shall
         --------
be in the lawful currency of the United States and in immediately available funds.

     (d) Issuer Not Responsible.  In determining whether to honor any Drawing
         ----------------------
under any Letter of Credit, the Issuer shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit. The Account Party otherwise assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by the Issuer by, the respective Beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Issuer shall not be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effects of any document submitted by any party in connection with the application for and issuance of or any Drawing honored under such Letters of Credit even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit, or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the Beneficiary of any such Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, telecopy or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a Drawing under any such Letter of Credit, or of the proceeds thereof; (vii) for the misapplication by the Beneficiary of any such Letter of Credit of the proceeds of any drawing honored under such Letter of Credit; and (viii) for any consequences arising from causes beyond the control of the Issuer. None of the above shall affect, impair or prevent the vesting of any of the Issuer's rights or powers hereunder. Any action taken or omitted to be taken by the Issuer under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not create liability against the Issuer.

                                     -I-19-

Section 2.3.  Letter of Credit Fees.
              ---------------------

     In consideration of the issuance of Letters of Credit hereunder, the Account Party hereby agrees to pay to the Issuer a fee equal to the then current Applicable Margin for Revolving Credit Loans bearing interest at the Eurodollar Rate on the face amount of any such Letter of Credit issued. Such fee is due and payable in full on the date such Letter of Credit is issued. In addition, the Account Party shall pay to the Issuer all out-of-pocket fees and disbursements incurred by the Issuer in connection with the issuance of the Letters of Credit and any administrative or issuance fees customarily charged by the Issuer in connection with the issuance or administration of Letters of Credit.

Section 2.4.  Obligations Absolute.
              --------------------

     The obligations of the Account Party to reimburse the Issuer for Drawings honored under Letters of Credit shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including, without limitation, the following circumstances:

     (a) any lack of validity or enforceability of any Letter of Credit;

     (b) the existence of any claim, set-off, defense or other right which the Account Party or any Affiliate of the Account Party may have at any time against a Beneficiary (or any persons or entities for whom any such Beneficiary may be acting), the Issuer or any other person or entity, whether in connection with this Agreement, the transactions contemplated herein or by the applicable Letter of Credit or any unrelated transaction;

     (c) any draft, demand, certificate or any other documents presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

     (d) payment by the Issuer under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit provided, however, that the Account Party shall have no obligation to reimburse the Issuer in the event of the Issuer's willful misconduct or gross negligence in determining whether documents presented under the Letter of Credit comply with the terms of such Letter of Credit;

     (e) any non-application or misapplication by the Beneficiary of the proceeds of any Drawing under a Letter of Credit;

     (f) the fact that an Event of Default shall have occurred and be continuing; or

     (g) any other act, omission to act, delay or circumstance whatsoever that might, but for the provisions of this Section, constitute a legal or equitable defense to or discharge of the Account Party's obligations hereunder. Nothing in this Section shall

                                     -I-20-
abrogate any right which the Account Party may have to recover damages from the Issuer under Section 2.5.

Section 2.5.  Commercial Practices.
              --------------------

     The Account Party agrees that neither the Issuer nor any of its directors, officers, employees or agents shall be liable or responsible for: (a) the use which may be made of the Letter of Credit or for any acts or omissions of any Beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents other than the Letter of Credit, or of any endorsement thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged or any statement therein prove to be untrue or inaccurate in any respect whatsoever; (c) payment by the Issuer against presentation of documents which do not comply with the terms of the Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under the Letter of Credit, except only that the Issuer shall be liable to the Account Party for acts or events described in clauses (a) through (d) above, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Account Party which the Account Party proves were caused by (i) the Issuer's willful misconduct or gross negligence in determining whether a drawing made under the Letter of Credit complies with the terms and conditions therefor stated in the Letter of Credit or (ii) the Issuer's willful failure to pay under the Letter of Credit after presentation of a drawing by the beneficiary thereof strictly complying with the terms and conditions of the Letter of Credit. The Account Party understands and agrees that the Issuer may accept a drawing that appears on its face to be in order, without responsibility for further investigation. The determination of whether a drawing has been made under the Letter of Credit prior to its expiration or whether a drawing made under the Letter of Credit is in proper and sufficient form shall be made by the Issuer in its sole discretion, which determination shall be conclusive and binding upon the Account Party.

Section 2.6.  Payments Net of Taxes, Etc.
              --------------------------

     All payments to the Issuer under this Agreement shall be made free and clear of and without deduction, setoff or counterclaim of any kind whatsoever and in such amounts as may be necessary in order for all such payments, after deduction or withholding for or on account of any present or future taxes, levies, imposts, deductions, duties or other charges or withholdings of whatsoever nature imposed by any Person, except in the case of the Issuer, any tax (or portion thereof) imposed on, or measured by, the net income of the Issuer pursuant to Applicable Laws (such taxes, levies, imposts, deductions, duties or other charges or withholdings collectively, the "Taxes"), to be not less than the amounts otherwise specified to be paid under this Agreement. The Account Party shall indemnify the Issuer against liability for all Taxes as and when due and shall promptly (and in any event not later than thirty days after payment thereof) furnish to the Issuer as the case may be, such certificates, receipts and other documents as may be required (in the judgment of the Issuer) to establish the payment of such Taxes and any tax credit to which the Issuer may be entitled. The Account Party agrees to pay any present or future stamp, recording or documentary taxes or any other excise or property taxes,

                                     -I-21-
charges or similar levies which arise from any payment made hereunder or from the execution or delivery or otherwise with respect to, this Agreement. The obligations of the Account Party under this Section shall survive the termination of this Agreement and the repayment of the Obligations.

SECTION 2.7.  AGREEMENT REGARDING INTEREST AND CHARGES.
              ----------------------------------------

     ALL CHARGES IMPOSED BY THE ISSUER ON THE ACCOUNT PARTY IN CONNECTION WITH THIS AGREEMENT, INCLUDING ALL LETTER OF CREDIT COMMISSIONS, DEFAULT CHARGES, LATE CHARGES, ATTORNEYS' FEES AND REIMBURSEMENT FOR COSTS AND EXPENSES PAID BY THE ISSUER TO THIRD PARTIES OR FOR DAMAGES INCURRED BY THE ISSUER, ARE CHARGES MADE TO COMPENSATE THE ISSUER FOR ADMINISTRATIVE SERVICES AND COSTS OR LOSSES PERFORMED OR INCURRED, AND TO BE PERFORMED OR INCURRED, BY THE ISSUER IN CONNECTION WITH THIS AGREEMENT AND THE RELATED DOCUMENTS AND SHALL UNDER NO CIRCUMSTANCES BE DEEMED TO BE CHARGES FOR THE USE OF MONEY PURSUANT TO OFFICIAL CODE OF GEORGIA ANNOTATED SECTIONS 7-4-2 OR 7-4-18. ALL CHARGES SHALL BE FULLY EARNED AND NONREFUNDABLE WHEN DUE. In no event shall the amount of any interest payable hereunder exceed the maximum rate of interest allowed by Applicable Law. It is the express intent of the parties hereto that the Account Party not pay and the Issuer not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under Applicable Law.

Section 2.8.  Evidence of Obligations.
              -----------------------

     The Issuer may maintain in accordance with its usual practice a record of account evidencing the Indebtedness of the Account Party resulting from each Drawing under any Letter of Credit. In any legal action or proceeding in respect of this Agreement, the entries made in such record shall be conclusive evidence, absent manifest error, of the existence and amounts of the Obligations of the Account Party therein recorded. Failure of the Issuer to maintain any such record shall not excuse the Account Party from any of its Obligations under this Agreement.

                  ARTICLE 3.  REPRESENTATIONS AND WARRANTIES.

Section 3.1.  Representations and Warranties of the Account Party.
              ---------------------------------------------------

     All representations and warranties made by the Account Party in Article 6 of the Credit Agreement, which are hereby incorporated herein by reference, are true and correct on and as of the date hereof as if made on the date hereof.

Section 3.2.  Survival of Representations and Warranties.
              ------------------------------------------
     All representations and warranties made under this Agreement shall be deemed to be made at and as of the date hereof and at and as of the date of any Drawing under a Letter of Credit.

                                     -I-22-

                             ARTICLE 4.  COVENANTS.

Section 4.1.  Covenants.
              ---------

     Until the termination of this Agreement and the expiration or cancellation of all Letters of Credit and the indefeasible satisfaction and payment in full of all Obligations, the Account Party will comply with all covenants contained in Articles 7, 8 and 9 of the Credit Agreement, which are hereby incorporated herein by reference.

                              ARTICLE 5.  DEFAULT.

Section 5.1.  Events of Default.
              -----------------
     Each of the following events shall be considered an Event of Default hereunder:

     (a) The Account Party shall fail to pay any amount payable hereunder;
or
     (b) The Account Party shall default in the performance of any other obligation hereunder; or

     (c) Any Event of Default under and as defined by the Credit Agreement shall occur.

Section 5.2.  Remedies.
              --------
     (a) Acceleration; Termination of Facility.

          (i) Automatic.  Upon the occurrence of an Event of Default specified
              ---------
     in Sections 10.6 and 10.7 of the Credit Agreement an amount equal to the Stated Amount of all Letters of Credit outstanding as of the date of the occurrence of such Event of Default and all of the other obligations of the Account Party hereunder shall become automatically due and payable by the Account Party without presentment, demand, protest, or other notice of any kind, all of which are expressly waived by the Account Party and (B) the obligation of the Issuer to issue Letters of Credit hereunder shall immediately and automatically terminate.

                                     -I-23-

          (ii) Optional.  If any other Event of Default shall have occurred and
               --------
     be continuing, (A) the Issuer may declare that an amount equal to the Stated Amount of all Letters of Credit outstanding as of the date of the occurrence of such Event of Default and all of the other obligations of the Account Party hereunder to be forthwith due and payable, whereupon the same shall immediately become due and payable by the Account Party without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Account Party and (B) the Issuer may terminate its obligation to issue Letters of Credit hereunder.

     (b) The Issuer may immediately apply all Cash Collateral then held by the Issuer to the obligations of the Account Party hereunder without further notice or demand and may otherwise exercise all rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State of Georgia or other applicable jurisdictions and/or may exercise all other rights and remedies it may have under other applicable law.

     (c) Effective upon the occurrence of an Event of Default, the Account Party hereby constitutes and appoints the Issuer as the Account Party's true and lawful attorney-in-fact to take any and all necessary and appropriate actions, and to execute on behalf of the Account Party all necessary and appropriate documents and instruments, in connection with the realization, collection and enforcement of any Cash Collateral and other collateral security pledged by the Account Party pursuant hereto. The power-of-attorney granted hereby is irrevocable and coupled with an interest.

Section 5.3.  Additional Rights.
              -----------------

     The rights and remedies of the Issuer under this Agreement shall be cumulative and not exclusive of any rights or remedies which it would otherwise have under applicable law. In exercising its rights and remedies, the Issuer may be selective and no failure or delay by the Issuer in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or any other power or right.

Section 5.4.  Cash Collateral Account.
              -----------------------

     (a) Account Party to Deliver Cash Collateral.  At the Issuer's request, the
         ----------------------------------------
Account Party shall deliver to the Issuer Cash Collateral equal to 100 percent of the aggregate stated amount of all Letters of Credit then outstanding hereunder.

                                     -I-24-

     (b) Grant of Security in Cash Collateral.  As security for the
         ------------------------------------
reimbursement and other obligations of the Account Party hereunder, the Account Party hereby grants to the Issuer a security interest in and lien upon, and hereby collaterally assigns to the Issuer, (i) all Cash Collateral now or hereafter delivered to the Issuer hereunder, together with all CD's purchased by the Issuer pursuant to paragraph (c) below, and any and all interest, dividends and other cash and non-cash products and proceeds thereof, and (ii) all Collateral granted to the Agent for the benefit of the Lenders in connection with the Credit Agreement and all Credit Documents.

     (c) Authorization of Purchase of CD's.  The Account Party authorizes and
         ---------------------------------
directs the Issuer to purchase from time to time one or more negotiable certificates of deposit issued by the Issuer having such maturities as the Issuer shall determine (referred to herein as "CD's") with Cash Collateral from time to time delivered by the Account Party to the Issuer hereunder. All interest accruing on such CD's shall serve as additional collateral security for the obligations of the Account Party hereunder; provided, however, that, so long as no Event of Default hereunder has occurred, the Issuer shall pay to the Account Party (on a quarterly basis) all interest that has accrued on such CD's. All CD's purchased by the Issuer shall be in the possession of the Issuer and shall be payable to the bearer thereof or to the Issuer (or its agent).

     (d) Cash Collateral to Make Payment.  If a Drawing under a Letter of Credit
         -------------------------------
occurs on or prior to the expiration date thereof and whether or not an Event of Default has occurred and is continuing, the Account Party authorizes the Issuer to utilize the Cash Collateral either to make payment to the Beneficiary thereof or to satisfy the Account Party's reimbursement obligation under Section 2.2. hereof.

     (e) Return of Cash Collateral.  If all or a portion of a Letter of Credit
         -------------------------
remains undrawn on the expiration date of such Letter of Credit, the Issuer shall return to the Account Party an amount of Cash Collateral equal to the then outstanding Stated Amount of such undrawn Letter of Credit within thirty days after such expiration date.

     (f) Sale of Cash Collateral, etc.  The Account Party agrees that it will
         ----------------------------
not (i) sell or otherwise dispose of any interest in the Cash Collateral or
(ii) create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to the Cash Collateral. The Issuer shall exercise reasonable care in the custody and preservation of any Cash Collateral and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which the Issuer accords other funds deposited with the Issuer, it being understood that the Issuer shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any funds held in the Cash Collateral. Further, the Issuer shall have no duty or obligation to the Account Party to invest any Cash Collateral other than in CD's or to guaranty to the Account Party a certain rate of return with respect to any Cash Collateral in fact so invested. Further, the Account Party authorizes the Issuer to liquidate any CD's prior to the maturity date thereof for the purpose of satisfying the reimbursement obligations of the Issuer hereunder. The Account Party acknowledges that such early

                                     -I-25-
liquidation may result in a penalty under the terms of the CD's and a reduction in the amount of interest that would otherwise be payable with respect to such CD's. The Account Party acknowledges that the Issuer is not a fiduciary or trustee of the Account Party or the Cash Collateral.

     (g) Further Assurance.  The Account Party agrees to execute and deliver
         -----------------
such other documents and instruments as may be necessary or appropriate to further evidence and perfect the Issuer's security interest in, and lien upon, the Cash Collateral.

                           ARTICLE 6.  MISCELLANEOUS

Section 6.1.  Notices.
              -------

Unless otherwise provided herein, notices and other communications provided for or permitted hereunder shall be in writing and shall be mailed, telecopied or delivered as provided in the Credit Agreement.

Section 6.2.  Expenses.
              --------

     The Account Party will pay all out-of-pocket expenses of the Issuer in connection with (a) the preparation, execution and delivery of this Agreement whenever the same shall be executed and delivered, including the reasonable fees and disbursements of Alston & Bird, counsel for the Issuer, and (b) the exercise by the Issuer of any right or remedy granted to it under this Agreement, including the reasonable fees and disbursements of counsel to the Issuer.

Section 6.3.  Indemnification.
              ---------------

     The Account Party shall and hereby agrees to indemnify, defend and hold harmless the Issuer and its directors, officers, agents, employees and counsel from and against any and all losses, claims, damages, liabilities, deficiencies, judgments or expenses incurred by any of them (except to the extent that it is finally judicially determined to have resulted from their own gross negligence or willful misconduct) arising out of or by reason of any litigation, investigations, claims or proceedings which arise out of or are in any way related directly or indirectly to: (i) this Agreement or the transactions contemplated thereby; (ii) the issuance of a Letter of Credit; (iii) the failure of the Issuer to honor a Drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto governmental authority or agency; (iv) any actual or proposed use by the Account Party or the Beneficiary of any Letter of Credit; or (v) the Issuer's entering into this Agreement or any other agreements and documents relating hereto or thereto, including, without limitation, amounts paid in settlement, court costs and the fees and disbursements of counsel incurred in connection with any such litigation, investigation, claim or proceeding or any advice rendered in connection with any of the foregoing. If and to the extent that the obligations of the Account Party hereunder are unenforceable for any reason, the Account Party hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The Account Party's obligations hereunder shall survive any termination of this Agreement and the expiration of any Letter of Credit and the payment in full of the obligations of the Account Party hereunder, and

                                     -I-26-
are in addition to, and not in substitution of, any other of their obligations set forth in this Agreement. All out-of-pocket fees and expenses of, and all amounts paid to third-persons by, the Issuer shall be advanced by the Account Party at the request of the Issuer notwithstanding any claim or assertion by the Account Party that the Issuer is not entitled to indemnification hereunder upon receipt of an undertaking by the Issuer that such Person will reimburse the Account Party if it is actually and finally determined by a court of competent jurisdiction that the Issuer is not so entitled to indemnification hereunder. No action taken by legal counsel chosen by a person or entity entitled to indemnification hereunder in defending against any such investigation, litigation, suit, action or proceeding or requested remedial, removal or response action shall vitiate or in any way impair the obligations and duties of the Account Party hereunder to indemnify and hold harmless each person or entity.

Section 6.4.  Amendments.
              ----------

     Except as otherwise expressly provided in this Agreement, any consent or approval required or permitted by this Agreement to be given by the Issuer may be given, and any term of this Agreement may be amended, and the performance or observance by the Account Party of any terms of this Agreement or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Account Party and the written consent of the Issuer. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Issuer in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Account Party shall entitle the Account Party to other or further notice or demand in similar or other circumstances.

Section 6.5.  Survival.
              --------

     Notwithstanding any termination of this Agreement, the indemnities to which the Issuer and the other Indemnified Persons are entitled under the provisions of Sections 6.2. and 6.3. and any other provision of this Agreement, shall continue in full force and effect and shall protect the Issuer and the other Indemnified Persons against events arising after such termination as well as before.

Section 6.6.  Titles and Captions.
              -------------------
     Titles and captions of Articles, Sections, subsections and clauses in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

Section 6.7.  Severability of Provisions.
              --------------------------

     Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                                     -I-27-

Section 6.8.  GOVERNING LAW.
              -------------

     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

Section 6.9.  Assignment.
              ----------

     The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Account Party may not assign or transfer any of its rights under this Agreement.

Section 6.10.  Further Assurances.
               ------------------

     The Account Party will, at any and all times, pass, execute and deliver all such further documents, resolutions, assignments, recordings, filings, transfers and assurances as may be necessary or desirable in the judgment of the Issuer for the better assuring and confirming of all of the rights, revenues and other funds pledged or assigned to or mortgaged for the payment of the Account Party's obligations hereunder, or intended so to be. The Account Party hereby authorizes and empowers the Issuer to sign on behalf of the Account Party as its attorney-in-fact, and to file, any financing or continuation statement or any amendments thereto with respect to any security pledged or assigned to the Issuer in accordance with the Uniform Commercial Code or any applicable jurisdiction.

Section 6.11.  Counterparts.
               ------------
     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which shall constitute the same agreement.



                        [SIGNATURES ON FOLLOWING PAGE]

                                     -I-28-

     IN WITNESS WHEREOF, the parties hereto have caused this Letter of Credit and Reimbursement Agreement to be duly executed and delivered under seal as of the date first above written.

                         HARRY'S FARMERS MARKET, INC.


                         By:_____________________________________

                            Title:_______________________________



                              (CORPORATE SEAL)


                         NATIONSBANK, N.A. (SOUTH)


                         By:_____________________________________

                            Title:_______________________________

                                     -I-29-